UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2015

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Notice of Conditional Full Redemption

On September 10, 2015, HD Supply, Inc. (the “Company”), an indirect wholly-owned subsidiary of HD Supply Holdings, Inc., gave notice of conditional full redemption pursuant to the Indenture, dated as of April 12, 2012, as supplemented (the “Indenture”), among the Company, Wilmington Trust, National Association, as Trustee and Second Priority Note Collateral Agent, and the subsidiary guarantors party thereto, that the Company has elected to redeem all of its outstanding 11% Senior Secured Second Priority Notes due 2020 totaling $675 million in aggregate principal amount, subject to the satisfaction of specified conditions precedent set forth in the redemption notice, including the consummation on or prior to the redemption date of the previously announced sale of the Company’s Power Solutions business to Anixter Inc. and receipt by the Company of cash proceeds therefrom in an amount of at least $825 million (subject to customary post-closing working capital and other adjustments, as described in the Purchase Agreement, dated as of July 15, 2015, by and among the Company, HD Supply Holdings, LLC, HD Supply GP & Management, Inc., HD Supply Power Solutions Group, Inc., Brafasco Holdings II, Inc. and Anixter Inc.).

The redemption price with respect to any redeemed note will be equal to 100.000% of the principal amount of such note, plus the Applicable Premium (calculated in accordance with the definition thereof in the Indenture), plus accrued but unpaid interest thereon to the redemption date.

This report does not constitute a notice of redemption under the Indenture nor an offer to tender for, or purchase, any notes or any other security.  There can be no assurances that the conditions precedent to the redemption will be satisfied or that the redemption will occur.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2015	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2015	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary